UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 26, 2007
                                                        ------------------------


                               Semtech Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                1-6395                                    95-2119684
--------------------------------------------------------------------------------
        (Commission File Number)               (IRS Employer Identification No.)


                      200 Flynn Road
                   Camarillo, California                        93012-8790
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


                                  805-498-2111
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

On November 26, 2007, Semtech Corporation entered into a written Settlement Agreement with National Union Fire Insurance Company of Pittsburgh, PA ("National Union"), under which Semtech will receive $6,500,000 in settlement of claims brought against National Union in a lawsuit regarding insurance coverage for a customer dispute settled in March 2003. The Settlement Agreement provides for payment of the settlement in two installments in fiscal year 2009, contains mutual releases with respect to the lawsuit and underlying insurance claims, and provides for dismissal of the lawsuit.

This is the third and final insurance settlement related to the customer dispute. Information on the $1,000,000 first settlement and $2,050,000 second settlement is contained in the Form 8-Ks filed by Semtech on July 7, 2005 and July 19, 2005. Legal expenses from the inception of the litigation through the third quarter of fiscal year 2008 total approximately $5 million. On a net basis, Semtech has recovered approximately $4.5 million of the $12 million paid to the customer.

The foregoing description of the terms of the Settlement Agreement does not purport to be complete and is qualified in its entirety by the Settlement Agreement attached as Exhibit 10.1 and incorporated herein by reference.


Item 2.02.      Results of Operations and Financial Condition.

     On November 27, 2007, the Company issued a press release announcing preliminary unaudited financial results for its third quarter of fiscal year 2008 that ended October 28, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

     The information contained in this Item 2.02 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 2.02 in such filing.


Item 7.01.      Regulation FD Disclosure

     On November 27, 2007, the Company issued a press release containing forward looking statements, including with respect to its future performance and financial results and the effect of the above-mentioned insurance settlement on its future performance and financial results. A copy of the press release is attached hereto as Exhibit 99.1.

     The information contained in this Item 7.01 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 7.01 in such filing.

Item 9.01.      Financial Statements and Exhibits.

(c) Exhibits

        Exhibit 10.1 Settlement Agreement between National Union Fire Insurance Company of Pittsburgh, PA and Semtech Corporation

        Exhibit 99.1    Press Release of the Company dated November 27, 2007


Forward-Looking and Cautionary Statements

     This report contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and our plans, objectives and expectations. Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Forward-looking statements should be considered in conjunction with the cautionary statements contained in the "Risk Factors" section and elsewhere in the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2007, in the Company's other filings with the SEC, and in material incorporated therein by reference. Forward-looking statements should not be regarded as representations by the Company that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 27, 2007                 SEMTECH CORPORATION


                                        By: /s/ Emeka Chukwu
                                            --------------------------------
                                            Emeka Chukwu
                                            Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit Number          Description of Document
--------------          -----------------------
        10.1            Settlement Agreement between National Union Fire
                        Insurance Company of Pittsburgh, PA and Semtech
                        Corporation

        99.1            Press Release of the Company dated November 27, 2007